UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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ADAMS RESOURCES & ENERGY, INC.
17 South Briar Hollow Lane, Suite 100
Houston, Texas 77027

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2018

To the Shareholders of Adams Resources & Energy, Inc.:

The Annual Meeting of Shareholders of Adams Resources & Energy, Inc. will be held at 17 South Briar Hollow Lane, Suite 100, Houston, Texas 77027, on Tuesday, May 8, 2018 at 11:00 a.m., Houston time, to consider the following matters:

1.	To elect a board of six directors to serve for the next year or until their successors are elected and qualified;

2.	To consider and act upon an Advisory Resolution on Executive Compensation;

3.	To consider and act upon an Advisory Resolution on the Frequency of the Shareholders’ Advisory Resolution on Executive Compensation;

4.	To consider and act upon the new Adams Resources & Energy, Inc. 2018 Long-Term Incentive Plan; and

5.	To transact any other business as may properly come before the annual meeting or any adjournments thereof.

Further information regarding the meeting and the above proposals is set forth in the accompanying Proxy Statement.  The close of business on April 2, 2018 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

By Order of the Board of Directors

/s/ David B. Hurst
David B. Hurst
Secretary
Houston, Texas
March 23, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING
TO BE HELD ON MAY 8, 2018.

OUR PROXY STATEMENT AND 2017 ANNUAL REPORT
ARE ALSO AVAILABLE AT www.adamsresources.com

YOU ARE INVITED TO ATTEND THE MEETING IN PERSON.  EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.  THE ENCLOSED RETURN ENVELOPE MAY BE USED FOR THAT PURPOSE.  IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY PROXY.

ADAMS RESOURCES & ENERGY, INC.

PROXY STATEMENT
FOR
2018 ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 8, 2018

This Proxy Statement and accompanying proxy are being furnished to our shareholders in connection with the solicitation of proxies by the Board of Directors (“Board”) of Adams Resources & Energy, Inc., a Delaware corporation (the “Company”), for use at our 2018 Annual Meeting of Shareholders to be held at 17 South Briar Hollow Lane, Suite 100, Houston, Texas 77027, on Tuesday, May 8, 2018 at 11:00 a.m., Houston time, and any and all adjournments thereof, (such meeting or adjournment(s) thereof referred to as the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  This Proxy Statement and the accompanying proxy are being mailed to shareholders on or about April 10, 2018. Unless otherwise indicated, the terms “the Company,” “our,” “we,” “us” and similar terms refer to Adams Resources & Energy, Inc. together with our subsidiaries.

We will pay the cost of solicitation of the proxies.  In addition to solicitation by mail, proxies may be solicited personally by telephone or e-mail by our directors, officers and employees, and arrangements may be made with brokerage houses or other custodians, nominees and fiduciaries to send proxies and proxy material to their principals.  We will bear the compensation and expenses of such firms, if any, which are not expected to exceed $1,000.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

At the close of business on April 2, 2018, the record date of those entitled to receive notice of and to vote at the Annual Meeting, we had outstanding 4,217,596 shares of common stock, $0.10 par value per share (“Common Stock”).  The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes (which are shares represented by proxies, received from a bank or broker, that are not voted on a matter because the bank or broker did not receive voting instructions from the shareholder) will be treated the same as abstentions, which means they will be present at the Annual Meeting and counted toward the quorum, but they will not be counted as votes cast.  Abstentions and broker non-votes will not have an effect on any of the proposals at this meeting because they will not be counted as votes cast.  Each share of Common Stock is entitled to one vote on all issues requiring a shareholder vote at the Annual Meeting.  Shareholders may not cumulate their votes for the election of directors.

The election of directors and the advisory resolution on executive compensation are not considered “routine matters.”  Thus, if a shareholder does not vote its shares with respect to any of these matters, such shareholder’s bank or broker may not vote such shares and such shares will be left unvoted on the matter.

All shares represented by properly executed or submitted proxies, unless previously revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies.  If no direction is indicated, the shares will be voted “FOR” the election as directors of the nominees listed herein, “FOR” the advisory resolutions on executive compensation, and in the discretion of the persons named in the proxy in connection with any other business that may properly come before the Annual Meeting.  The enclosed proxy, even though executed and returned, may nevertheless be revoked at any time before it is voted by the subsequent execution and submission of a revised proxy, by written notice of revocation to our Secretary at the address set forth above or by voting in person at the Annual Meeting.  However, simply attending the Annual Meeting and not voting will not revoke a proxy.

ITEM 1 - APPROVAL OF NOMINEES FOR DIRECTOR

ELECTION OF DIRECTORS

The persons named in the enclosed proxy have been selected by the Board of Directors to serve as proxies (“Proxy Holders”) and will vote the shares represented by valid proxies at the Annual Meeting and any adjournments thereof.  The Proxy Holders have indicated that they intend to vote “FOR” election as director each of the persons named as a nominee below under “Nominees for Director” unless authority to vote in the election of directors is withheld on each proxy or unless otherwise specified on each proxy.  Each duly elected director will hold office until the 2019 Annual Meeting of Shareholders or until his or her successor shall have been elected and qualified.  Although our Board does not contemplate that a nominee will be unable to serve, if such a situation arises prior to the Annual Meeting, the Proxy Holders will vote for the election of such other person as may be nominated by the Board.  Proxies cannot be voted in the election of directors for more than six persons, as that is the number of nominees named herein.

Directors shall be elected by a plurality of the votes of the shares present or represented by proxy and entitled to vote at the Annual Meeting.  Withholding authority will have the effect of a vote cast “AGAINST” Item 1.  Broker non-votes will not be counted in the tabulations of the votes cast on Item 1 and will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends that shareholders vote “FOR” the election of the nominees listed below to our Board of Directors.

For each of our directors, the following table sets forth their names, ages, principal occupations, other directorships of public companies held by them and length of continuous service as a director.  Any directorship of public companies held by the nominees within the last five years is also presented below.

		Principal Occupation	Director
Nominee	Age	and Other Directorships	Since

Townes G. Pressler	82	Executive Chairman and Chairman of the Board of the Company	2011
		Chairman—VSO Inc. (formerly Pressler Petroleum Consultants, Inc.)

Larry E. Bell	70	Retired—Risk Manager	2006

Michelle A. Earley	46	Partner—Locke Lord LLP	2015

Murray E. Brasseux	69	Retired—Former Bank Managing Director	2015

Richard C. Jenner	56	Co-managing Partner—Endeavor Natural Gas, LP	2016

W. R. Scofield	65	President and Chief Operating Officer—	2016
		KSA Industries, Inc.

Townes G. Pressler

Mr. Pressler was appointed our Executive Chairman and Chairman of the Board in September 2017. Mr. Pressler is President and founder of Tepee Petroleum, an independent oil and gas producer based in Houston, and he is founder and chairman of VSO Inc. (formerly Pressler Petroleum Consultants, Inc.), which provides engineering consulting services and appraisals.  Prior to 1985, Mr. Pressler was President of Philip Hill Energy, President of Republic Oil and Gas Corp., and Chief Petroleum Engineer for Barnhart Co. after his initial years with Exxon.  Mr. Pressler is a 1959 graduate of the University of Texas and holds a Bachelor of Science in Petroleum Engineering, and is a Registered Professional Engineer.

Larry E. Bell

Mr. Bell has extensive industry and risk management experience.  His area of expertise includes commodity pricing risks, accounting and reporting internal controls as well as traditional property and casualty exposure management. Mr. Bell previously held a Financial Industry Regulatory Authority (FINRA) Series 7 certification.  Mr. Bell’s previous position was Risk Manager with Holly Frontier Corporation, and he retired in 2012.  Mr. Bell holds a Bachelor’s degree from the University of Oklahoma with majors in Finance and Accounting.

Michelle A. Earley

Ms. Earley is a Partner at the law firm of Locke Lord LLP.  Ms. Earley has extensive experience in merger, acquisition, and disposition transactions, securities regulation matters and securities offerings, including representing purchasers and sellers of publicly-traded and privately-held companies, representing issuers and selling shareholders in connection with the public offering and private placement of debt and equity securities, tender offers, exchange offers and advising management and boards of directors on general corporate governance matters.  She holds an undergraduate degree from Texas A&M University and a Juris Doctor from Yale Law School.

Murray E. Brasseux

Mr. Brasseux has extensive banking experience including energy lending practices.  He was the Managing Director, Oil & Gas Finance at BBVA Compass, and he retired in 2014.  Mr. Brasseux holds a Bachelor of Science in Finance and a Master of Science in Finance from Louisiana State University.

Richard C. Jenner

Mr. Jenner is the co-managing partner of Endeavor Natural Gas, LP, a private equity backed exploration and production company.  He has been active in the oil and gas industry for over 30 years with specific expertise in the prospective areas of Texas and Louisiana, our primary area of operation.  Mr. Jenner is a petroleum engineer with a Bachelor of Science from the Colorado School of Mines and a Master of Business Administration from the University of Chicago.

W. R. Scofield

Mr. Scofield is the President and Chief Operating Officer of KSA Industries, Inc. (“KSAI”), our affiliate. He has extensive experience with a diverse group of businesses, including oil and gas, agriculture, automotive, insurance and professional sports.  He also represents our largest shareholder group.  Mr. Scofield is a graduate of the University of Texas and holds a Bachelor of Business Administration and a Master of Professional Accounting, specializing in taxation.

Director Independence

Our Board of Directors is comprised of a majority of independent directors as defined under NYSE American listing standards. There are no family relationships among any of our directors or executive officers.  The Board has determined that the following Directors are independent: Messrs. Bell, Brasseux, Jenner and Ms. Earley. The Board has determined that none of the designated independent directors have any relationship that, under NYSE American rules, would preclude their service on any of the standing committees of the Board.  In making its determination, the Board considered transactions and relationships between each director or his immediate family and us and our subsidiaries, including those reported under “Compensation Committee Interlocks and Insider Participation” and “Transactions with Related Persons” below.  The purpose of this review was to determine whether any such relationships or transactions were material and, therefore, inconsistent with a determination that the director is independent.  In addition, the Board requires each of its members and each of the director nominees to disclose in an annual questionnaire any relationship they or their family members may have had with us, our subsidiaries, our independent accountants, directors and officers within the past five years. The Board considers any such relationship in making its determination.  Messrs. Pressler and Scofield are considered inside directors because of their employment with us and KSAI, respectively.

Meetings and Committees of the Board of Directors

During 2017, the full Board of Directors met four times and all director nominees attended all of the meetings of the Board and the committees on which they served for the period in which they held office.  It is our policy that all persons nominated for election to the Board at the time of the annual meeting be present at such meeting.  All directors at the time of the 2017 annual meeting attended the 2017 annual meeting.  The Board has four standing committees – the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Investment Committee.

	Summary of	Committee	Meetings in
Committees of the Board	Responsibilities	Members	2017

Audit	Retains independent registered public accounting firm and pre-approves their services. Reviews and approves financial statements, internal controls and related party transactions.	Bell (1) Reinauer (2) Brasseux Jenner	Four

Compensation	Evaluates the performance of the Chief Executive Officer or Executive Chairman and establishes the compensation of the Chief Executive Officer or Executive Chairman and other executive officers.	Brasseux (3) Reinauer (2) Jenner	Three

Nominating and Corporate Governance	Identifies, considers and recommends to the Board nominees for directors. Periodically assesses corporate governance and makes recommendations to the Board.	Brasseux (3) Bell Reinauer (2) Earley Jenner	One

Investment	Evaluates, reviews and monitors investment, acquisition and divestiture transactions.	Jenner (4) Bell Brasseux Earley Scofield	One
______________________________

(1)	Mr. Bell is an independent director, serves as Chairman of the Audit Committee and is our designated Audit Committee financial expert under Item 407(d) (5) of Regulation S-K.

(2)	Mr. Reinauer has elected to retire from the Board effective at the end of his term.

(3)	Mr. Brasseux is an independent director and serves as Chairman of the Compensation Committee and Chairman of the Nominating and Corporate Governance Committee.

(4)	Mr. Jenner is an independent director and serves as Chairman of the Investment Committee.

The responsibilities of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and the Investment Committee are described in each of the committees’ respective charters, which were adopted by the respective committees and the Board.  These committee charters are available on our website at www.adamsresources.com, under Investor Relations – Corporate Governance.  Copies may also be obtained by writing to Investor Relations, Adams Resources & Energy, Inc., 17 South Briar Hollow Lane, Suite 100, Houston, Texas 77027.

Nomination Policy

The Nominating and Corporate Governance Committee identifies and recommends to the Board nominees for directors to be considered at the annual meeting of shareholders or to serve as replacements in the event of a vacancy on the Board.  Each of the members of the Nominating and Corporate Governance Committee is independent, as defined in Section 803A of the listing standards of the NYSE American.  The Nominating and Corporate Governance Committee will also consider nominees submitted by shareholders to our Secretary if submitted in accordance with the procedures set forth in our Bylaws. You may obtain a copy of the Bylaws by writing to Adams Resources & Energy, Inc., 17 South Briar Hollow Lane, Suite 101, Houston Texas 77027, Attention:  Corporate Secretary, David Hurst. Our Bylaws can also be found on our website at www.adamsresources.com, under Investor Relations – Corporate Governance.

In identifying and evaluating candidates for nomination to the Board, the Nominating and Corporate Governance Committee considers several factors including: education, experience, knowledge, expertise, independence and availability to effectively carry out the duties of a Board member.  The qualifications and backgrounds of prospective candidates are reviewed in the context of the current composition of the Board to ensure the Board maintains the proper balance of knowledge and experience to effectively manage our business for the long-term interests of our shareholders.  The Nominating and Corporate Governance Committee initially identifies candidates for nomination through the Committee’s and management’s general industry contacts.  It has not been the practice of the Nominating and Corporate Governance Committee to consider for nomination any specific director candidates recommended by shareholders as no such request has ever occurred.  The Nominating and Corporate Governance Committee will review its policy position if such a request is received.  Shareholders may communicate with the Board as described herein below.

The Nominating and Corporate Governance Committee views diversity expansively and considers, among other things, functional areas of business and financial expertise, educational and professional background, and those competencies that it deems appropriate to develop a cohesive board such as ethics, integrity, values, practical wisdom, mature judgment and the ability of the candidate to represent the interests of all shareholders and not those of a special interest group.  Specifically with respect to the experience and qualifications of each of the persons nominated to serve on the Board, the Nominating and Corporate Governance Committee considered the following information to conclude that each such nominee should serve as a director of our Board.

Messrs. Pressler, Bell, Brasseux, Jenner, Scofield and Ms. Earley have previously stood for election to the Board of Directors.  In connection with the Annual Meeting, the Nominating and Corporate Governance Committee has recommended the Directors listed in this proxy.

Communications with the Board

Any shareholder may communicate with the Board, a committee of the Board or any individual director by sending written communication addressed to the Board of Directors of Adams Resources & Energy, Inc., a committee or such individual director or directors, 17 South Briar Hollow Lane, Suite 100, Houston, Texas 77027, Attention: Investor Relations.  All communications will be forwarded to the Board, a committee of the Board or such individual director or directors in accordance with the request of the shareholder.

Board’s Role in Risk Oversight

The Board’s role in our risk oversight process includes receiving regular reports from members of our senior management on areas of material risk to us, including operational, financial, legal, regulatory, and strategic risks.  The Audit Committee is responsible for oversight of risks relating to our accounting matters, financial reporting and legal and regulatory compliance.  To satisfy these oversight responsibilities, the Audit Committee meets regularly with management, our internal auditor and independent registered public accounting firm.  The Compensation Committee is responsible for overseeing risks relating to employment policies and our policies on structuring compensation programs.  To satisfy these oversight responsibilities, the Compensation Committee meets regularly with management to understand the implications of compensation decisions, particularly the risks our compensation policies pose to our finances, human resources and shareholders.

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of March 23, 2018.  Our officers serve at the discretion of our Board of Directors.

Name	Age	Position

Townes G. Pressler	82	Executive Chairman and Chairman of the Board

Josh C. Anders	41	Executive Vice President, Chief Financial Officer and Treasurer

Sharon C. Davis	58	Executive Vice President, Chief Operating Officer and Chief Accounting Officer

Geoffrey L. Griffith	58	President, GulfMark Energy, Inc.

Kevin J. Roycraft	48	President, Service Transport Company

Townes G. Pressler was appointed to the office of Executive Chairman and Chairman of the Board in September 2017; he has served on our Board of Directors since October 2011.

Josh C. Anders joined us in December 2016 and previously served as Vice President, Controller and Principal Accounting Officer for Southwestern Energy Company.  Mr. Anders holds a Bachelor of Science in Finance from Louisiana State University and a Master of Business Administration from Texas A&M University.  He serves as our principal financial and accounting officer.  Mr. Anders is a Certified Public Accountant in the State of Texas.

Sharon C. Davis joined us in 1992 and was previously employed by Arthur Andersen & Co.  Ms. Davis was appointed as Executive Vice President and Chief Operating Officer in March 2015.  Ms. Davis holds a Bachelor of Business Administration in Accounting from the University of Houston.  Ms. Davis is a Certified Public Accountant in the State of Texas.

Geoffrey L. Griffith joined us in 2004 as President, GulfMark Energy, Inc.  Mr. Griffith’s roles and responsibilities have increased since joining us in 2004.  Mr. Griffith holds a Bachelor of Arts in Business Administration from Colorado College.

Kevin J. Roycraft joined us in November 2017 as President, Service Transport Company. Mr. Roycraft was previously Executive Vice President at Dana Transport Inc. from January 2016 through November 2017. From November 2012 through October 2015, Mr. Roycraft was the President and Chief Executive Officer of Aveda Transportation and Energy Services. He holds a Bachelor of Science in Organizational Leadership and Supervision from Purdue University.

SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation of our Executive Chairman, Chief Executive Officer, Chief Financial Officer and each of our other most highly compensated executive officers during the years ended December 31, 2017, 2016 and 2015, whose total annual salary and bonus for fiscal 2017 exceeded $100,000 (the “Named Executive Officers”).  There were no pension plans, stock options, shares of restricted stock, or other equity awards granted by us during the periods presented.

Name and		Annual Compensation
Principal Position	Year	Salary	Bonus	All Other (1)	Total

Townes G. Pressler (2)	2017	$83,077	$75,000	$10	$158,087
Executive Chairman and Chairman
of the Board

Thomas S. Smith (3)	2017	$315,385	$—	$13,569	$328,954
formerly President and	2016	$400,000	$—	$14,565	$414,565
Chief Executive Officer	2015	$329,230	$—	$13,010	$342,240

Josh C. Anders (4)	2017	$300,000	$300,000	$500	$600,500
Executive Vice President,	2016	$2,308	$—	$—	$2,308
Chief Financial Officer and
Treasurer

Sharon C. Davis	2017	$275,000	$206,250	$19,437	$500,687
Executive Vice President,	2016	$239,808	$—	$20,421	$260,229
Chief Operating Officer and	2015	$225,000	$50,000	$20,092	$295,092
Chief Accounting Officer

Geoffrey L. Griffith	2017	$300,000	$350,000	$29,174	$679,174
President,	2016	$300,000	$410,000	$29,244	$739,244
GulfMark Energy, Inc.

Kevin J. Roycraft (5)	2017	$20,231	$—	$554	$20,785
President,
Service Transport Company

James L. Brown (6)	2017	$180,000	$10,000	$192,102	$382,102
formerly President,	2016	$180,000	$15,000	$16,936	$211,936
Service Transport Company
_____________

(1)
All Other compensation includes employer matching contributions to our 401(k) savings plan, a car allowance, reimbursement for club dues and life and disability insurance premiums.  The Named Executive Officers receive no other perquisites or personal benefits.

(2)	Mr. Pressler was appointed Executive Chairman and Chairman of the Board in September 2017 upon retirement of Mr. Smith, with an annual salary of $300,000.

(3)	Mr. Smith was appointed President and Chief Executive Officer in February 2015 with an annual salary of $400,000. He retired in September 2017.

(4)	Mr. Anders joined us as Executive Vice President, Chief Financial Officer and Treasurer in December 2016.

(5)	Mr. Roycraft joined us as President, Service Transport Company in November 2017 upon Mr. Brown’s retirement, with an annual salary of $263,000.

(6)
Mr. Brown retired in December 2017. Amounts presented under All Other compensation for Mr. Brown include a payment of $176,406 made to him in connection with his retirement effective as of December 31, 2017.

COMPENSATION, DISCUSSION AND ANALYSIS

Background

We compete for talent in the Houston, Texas marketplace, which is heavily tied to the energy industry and related fields.  There is strong demand for executives in the energy industry (and in Houston in particular).  Within the public company community, Adams Resources & Energy, Inc. is consistently listed as one of the Houston areas’ top 100 companies as ranked by revenues.  As a measure of results, our “Performance Graph” prepared under the applicable rules of the U.S. Securities and Exchange Commission (“SEC”) appears in our 2017 Annual Report on Form 10-K.  The Performance Graph data indicates that we outperformed our Integrated Oil and Gas peer group in four of the past five years, but the Integrated Oil and Gas peer group had higher returns than us in 2016.  We outperformed the S&P 500 index in 2013, but the S&P 500 has had higher returns than us in four of the last five years.

Determine the Form and Amount of Compensation

Compensation Philosophy and Objectives

Our compensation philosophy has the following objectives, and executive compensation levels are determined in consideration thereof:

•	Establish and maintain a level of compensation that is competitive within our industry and region.

•	Provide an incentive mechanism for favorable results.

•	Maintain a compensation system that is consistent with the objectives of sound corporate governance.

Design of Reward

As of December 31, 2017, it was our policy to pay all forms of compensation in cash.  We are also proposing a long-term incentive plan that appropriately aligns our officers and promotes retention of talent.  Our management and the Compensation Committee review the results of the annual “Say on Pay” vote by shareholders for feedback on our executive compensation amounts.

Elements of Compensation

Currently, our executive compensation program comprises the following elements:

•	Base salary

•	Discretionary bonus

•	Benefits

We utilize these three elements of executive compensation to retain our executive officer group.  Discretionary bonuses are also used as an incentive for favorable results.  The discretionary bonus may also serve as a supplement to base salary levels, while allowing the Board flexibility when results are not consistent with expectations.  Discretionary bonuses are anticipated to increase or decrease with the prevailing trend for consolidated net earnings, cash flow and execution of our growth strategy.

We also provide employee benefits, primarily consisting of a 401(k) plan (discussed below) and an employer sponsored medical plan.  The benefits provided to the executive officer group are no different than those offered to non-executive employees.  Currently, we do not provide stock options or other common stock incentives.  At the current time, we do not offer a defined benefit pension plan nor do we offer deferred compensation.

Perquisites

We provide the following:

•	Life and Disability Insurance Premiums

•	Automobile Allowance

•	Club Dues Reimbursement

Club dues reimbursements and automobile allowances are paid to the executive officers consistent with the payment of such amounts to non-executive employees.  The requirement to pay such amounts is negotiated with the executive at the time of their initial employment.  Life and disability insurance premiums are paid on behalf of the executives consistent with the payment of such insurance premiums for non-executive employees.  Perquisite amounts are not considered annual salary for bonus purposes.

401(k) Plan

We offer a 401(k) plan to our employees and our executive officers.  As referenced in footnote (1) to the Summary Compensation Table, we make a matching contribution to the plan.  In 2017, we matched 100 percent of employee contributions up to 3 percent of compensation and matched 50 percent of employee contributions from 3 percent to 5 percent of compensation, subject to the Internal Revenue Code annual limits.  This level of matching contributions conforms to the Internal Revenue Code’s safe harbor rules for 401(k) plans.

Compensation and Risk

In order to establish and maintain profitability, we become exposed to risk.  The most significant areas of risk involve commodity price risk, customer credit risk, and safety and security concerns.  Compensation policies for all employees are designed to promote the provision of management safeguards against risk and not incentivize excessive risk-taking.  Compensation policies toward this aim include the following:

•	generally short-term contractual obligations with actual results fixed and determinable prior to the payment of employee bonuses; and

•
a segregated internal reporting structure that puts the employees charged with managing and reporting risk on a separate reporting track from those employees committing us to contractual obligations, thereby providing independent monitoring of risk mitigation practices and procedures.

On a scheduled basis over the course of the year, Mr. Bell, representing the Compensation and Audit Committees, conducts interviews with key non-executive operating and accounting personnel to monitor compliance with our designed internal control structure and overall corporate strategies. Management has concluded that compensation policies and practices are not reasonably likely to have a material adverse effect on us.

Compensation Process

Mr. Pressler, Executive Chairman

Following the retirement of Mr. Smith, Mr. Pressler was appointed Executive Chairman and Chairman of the Board in September 2017. By mutual agreement between Mr. Pressler and the Compensation Committee, Mr. Pressler’s annual base salary was set at $300,000, an amount less than his predecessor’s base salary but aligned with the compensation of the current executive officers. The Compensation Committee determined the bonus amount for Mr. Pressler based on the Compensation Committee’s discretion consistent with historic trends and pro-rated based upon length of service.

Pay Ratio Disclosure Rule

In August 2015, pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”).  Our PEO is Mr. Pressler.  The purpose of this disclosure is to provide a measure of the equitability of pay within the organization.  We believe our compensation philosophy and process yield an equitable result and our ratio is as follows:

Median Employee total annual compensation	$61,430
Mr. Pressler’s total annual compensation	$375,000
Ratio of PEO to Median Employee Compensation	6.1:1.0

Mr. Pressler became our PEO in September 2017 upon the retirement of our President and Chief Executive Officer. For purposes of this calculation, we aggregated Mr. Pressler’s expected annual salary of $300,000 and 2017 bonus amount to arrive at the total PEO annual compensation.

In determining the median employee, a listing was prepared of all employees as of December 31, 2017.  Employees on leave of absence were excluded from the list and wages and salaries were annualized for those employees that were not employed for the full year of 2017.  The median amount was selected from the annualized list.  For simplicity, the value of our 401(k) plan and medical benefits provided was excluded as all employees including the PEO are offered the exact same benefits, and we utilize the Internal Revenue Code safe harbor provision for 401(k) discrimination testing.  As of December 31, 2017, we employed 575 persons of which 403 are professional truck drivers.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee was an officer or employee of us or any of our subsidiaries, or was formerly an officer of us or any of our subsidiaries or had any relationship requiring disclosure by us during the year ended December 31, 2017.  None of our executive officers have served as a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity that had an executive officer serving as a member of our Board of Directors or the Compensation Committee.

COMPENSATION COMMITTEE REPORT

March 23, 2018
To the Board of Directors:

The following report of the Compensation Committee of the Board of Directors shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (“SEC”) or subject to the SEC’s proxy rules, except for the required disclosure in this Proxy Statement, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended  (the “Exchange Act”), except to the extent that we specifically incorporate by reference into any filing we make under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

The Compensation Committee of the Board of Directors consists of Messrs. Brasseux, Reinauer and Jenner.  The duties and responsibilities of the Compensation Committee are set forth in a written charter adopted by the Board of Directors and such charter is available on our website at www.adamsresources.com, under Investor Relations – Corporate Governance.  Each of the members of the Compensation Committee is independent, as defined in Section 803A of the listing standards of the NYSE American Exchange.

We have reviewed and discussed with management the above Compensation Discussion and Analysis (“CD&A”) and based on our review and discussions with management, we recommended to the Board of Directors that the CD&A be included in this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2017.

Murray E. Brasseux, Chairman
E. C. Reinauer, Jr.
Richard C. Jenner

ITEM 2 - APPROVAL OF ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

Under the provisions of Section 951 of the Dodd-Frank Act, our shareholders are entitled to vote at the Annual Meeting to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.  Pursuant to the Dodd-Frank Act, the shareholder vote on executive compensation is an advisory vote only, and it is not binding on us or our Board of Directors.

Although the vote is non-binding, the Compensation Committee and the Board of Directors value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions.  As described more fully in the “Compensation Discussion and Analysis” section of this Proxy Statement, our executive compensation program is designed to provide aggregate compensation opportunities for our Named Executive Officers that are both competitive in the business marketplace and are based upon company and individual performance.  Currently, our policy is to pay all forms of compensation in cash.

The advisory vote regarding the compensation of the Named Executive Officers described in this Item 2 shall be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.  Abstentions and broker non-votes will not be counted as either votes cast for or against Item 2.

If no voting specification is made on a properly returned or voted proxy card, the persons named as Proxy Holders in the enclosed proxy have indicated they will vote “FOR” the approval of the compensation of the Named Executive Officers as disclosed in this Proxy Statement and described in this Item 2.

The Board of Directors unanimously recommends a vote “FOR” the approval of the compensation of the Named Executive Officers as disclosed in this Proxy Statement pursuant to item 402 of regulation S-K.

ITEM 3 - FREQUENCY OF SHAREHOLDER ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, our shareholders are entitled to vote at the Annual Meeting regarding whether the shareholder vote to approve the compensation of the Named Executive Officers as required by Section 14A(a)(2) of the Exchange Act (and as described in Item 1 of this Proxy Statement) should occur every one, two or three years.  Under proposed regulations issued by the SEC (the “Proposed Regulations”), shareholders shall also have the option to abstain from voting on the matter.  Pursuant to the Dodd-Frank Act, the shareholder vote on the frequency of the shareholder vote to approve executive compensation is an advisory vote only, and it is not binding on us or our Board of Directors.

Although the vote is non-binding, the Compensation Committee and the Board of Directors value the opinions of our shareholders and will consider the outcome of the vote when determining the frequency of the shareholder vote on executive compensation.

The Board of Directors has determined that an advisory shareholder vote on executive compensation that occurs every year is the simplest, best approach for us and our shareholders and is consistent with our practice of paying all forms of compensation in cash, determined on an annual basis.

The Board of Directors recommends a vote FOR ONE YEAR on Item 3 regarding the frequency of the shareholder vote to approve the compensation of the Named Executive Officers as required by Section 14A(a)(2) of the Exchange Act.  Note:  Shareholders are not voting to approve or disapprove the Board of Directors’ recommendation regarding Item 2.

ITEM 4 - APPROVAL OF THE ADAMS RESOURCES & ENERGY, INC. 2018 LONG-TERM INCENTIVE PLAN

On February 27, 2018, our Board of Directors unanimously adopted, upon recommendation of the Compensation Committee, and subject to the approval of our shareholders at the Annual Meeting, the Adams Resources & Energy, Inc. 2018 Long-Term Incentive Plan (the “Incentive Plan”). If approved, the Incentive Plan will become effective on May 8, 2018. The Incentive Plan is provided as Appendix A to this Proxy Statement.

We are seeking shareholder approval of the Incentive Plan in order to comply with the rules of the NYSE American. We are also asking the shareholders to approve the Incentive Plan for purposes of Section 421 of the Internal Revenue Code of 1986, as amended (the “Code”).

Description of the Incentive Plan

The following summary describes briefly the principal features of the Incentive Plan, and is qualified in its entirety by reference to the full text of the Incentive Plan, which is provided as Appendix A to this Proxy Statement.

Purpose

The Incentive Plan is intended to foster and promote the long-term financial success of us and our affiliates; to reward performance and to increase shareholder value by providing participants appropriate incentives and rewards; to enable us to attract and retain the services of outstanding individuals upon whose judgment, interest and dedication the successful conduct our businesses are largely dependent; to encourage participants’ ownership interest in us; and to align the interests of management and directors with that of our shareholders.

Administration

Generally, the Incentive Plan will be administered by the Compensation Committee, which is and will be composed of our independent directors. The Compensation Committee will have full authority, subject to the terms of the Incentive Plan, to establish rules and regulations for the proper administration of the Incentive Plan, to select the employees, consultants and directors to whom awards are granted, and to set the date of grant, the type of award that shall be made and the other terms of the awards.

Eligibility

All of our employees and non-employee directors who provide services to us are eligible to participate in the Incentive Plan. The selection of those employees and non-employee directors, from among those eligible, who will receive awards is within the discretion of the Compensation Committee. At December 31, 2017, we employed 575 persons. Each of our six (6) non-employee directors is eligible to participate in the Incentive Plan. It is not possible at this time to determine the benefits or amounts that will be received by or allocated to participants under the Incentive Plan.

Term of the Plan

The Incentive Plan will terminate on May 8, 2028, after which time no additional awards may be made under the Incentive Plan.

Number of Shares Subject to Incentive Plan and Award Limits

A total of 150,000 shares would be available for grants under the Incentive Plan, representing 3.6 percent of our outstanding shares as of March 23, 2018. The closing price of a share of our common stock on the NYSE American on March 23, 2018 was $42.50.

Any shares that are tendered or withheld as full or partial payment of withholding or other taxes or as payment for the exercise or conversion price of an award under the Incentive Plan shall not be added back to the number of shares available for issuance under the Incentive Plan. Whenever any outstanding option or other award (or portion thereof) expires, is cancelled or forfeited or is otherwise terminated for any reason without having been exercised or payment having been made in the form of shares, the number of shares available for issuance under the Incentive Plan shall be increased by the number of shares allocable to the expired, forfeited, cancelled or otherwise terminated option or other award (or portion thereof). To the extent that any award is forfeited, or any option or stock appreciation right terminates, expires or lapses without being exercised, the shares subject to such awards will not be counted as shares delivered under the Incentive Plan.

No Participant may receive awards with respect to more than 20,000 shares in any calendar year. The maximum value for any award issued to a director during any calendar year, determined on the date of grant, may not exceed $100,000. The limitations described in the preceding two sentences may be adjusted upon a reorganization, stock split, recapitalization or other change in our capital structure.

Types of Awards

The Incentive Plan permits the granting of any or all of the following types of awards (“Awards”): (1) stock options, (2) restricted stock awards, (3) restricted stock units, and (4) stock appreciation rights.

Stock Options

The term of each option shall be as specified by the Compensation Committee at the date of grant, but in no event shall an option be exercisable after the expiration of 10 years from the date of grant. An option shall be exercisable in whole or in such installments and at such times as determined by the Compensation Committee.

The Compensation Committee shall specify whether a given option shall constitute an incentive stock option or a nonqualified stock option. An incentive stock option may be granted only to an individual who is employed by us or our affiliates at the time the option is granted.

Each option shall be evidenced by a Stock Option Award Agreement in such form and containing such provisions not inconsistent with the provisions of the Incentive Plan as the Compensation Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Section 422 of the Code. Each Stock Option Award Agreement shall specify the effect of termination of (i) employment, (ii) the consulting or advisory relationship, or (iii) membership on the Board, as applicable, on the exercisability of the Option. The terms and conditions of the respective Award Agreements need not be identical. Subject to the consent of the participant, the Compensation Committee may, in its sole discretion, amend an outstanding Stock Option Award Agreement from time to time in any manner that is not inconsistent with the provisions of the Incentive Plan (including, without limitation, an amendment that accelerates the time at which the option, or a portion thereof; may be exercisable).

The option price will be determined by the Compensation Committee and will be no less than the fair market value of the shares on the date that the option is granted, except for adjustments for certain changes in our common stock. The Compensation Committee may determine the method by which the option price may be paid upon exercise. Moreover, a Stock Option Award Agreement may provide for a “cashless exercise” of the option by establishing procedures satisfactory to the Compensation Committee with respect thereto. Further, a Stock Option Award Agreement may provide for the surrender of the right to purchase shares under the option in return for a payment under a Stock Appreciation Right.

Except in connection with certain recapitalizations or reorganizations as contemplated by the Incentive Plan, the Compensation Committee may not, without approval of our shareholders, amend any outstanding Stock Option Award Agreement to lower the option price.

Restricted Stock Awards

Awards may be granted in the form of restricted stock (“Restricted Stock Award”). Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the participant and an obligation of the participant to forfeit and surrender the shares to us under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Compensation Committee in its sole discretion, and the Compensation Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more performance goals, (ii) the participant’s continued employment with us or continued service as a consultant or director for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Compensation Committee in its sole discretion, or (iv) a combination of any of the foregoing. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Compensation Committee.

Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the participant. Unless provided otherwise in an Award Agreement, the participant shall have the right to vote Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the participant shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have expired, (ii) we shall retain custody of the stock until the Forfeiture Restrictions have expired, (iii) the participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Compensation Committee pursuant to the Award Agreement shall cause a forfeiture of the Restricted Stock Award.

Restricted Stock Awards shall not receive dividends during any forfeiture restriction period, but shall have the right to receive an accrual of such dividends. Any accrued dividends will be paid to the participant at the time the Forfeiture Restrictions for the underlying Restricted Stock Award expire. At the time of such Award, the Compensation Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a consultant or director (by retirement, disability, death or otherwise) of a participant prior to expiration of the Forfeitures Restrictions. Such additional terms, conditions or restrictions shall be set forth in an Award Agreement made in conjunction with the Award. The terms and provisions of Restricted Stock Award Agreements need not be identical.

The Compensation Committee may, in its discretion and as of a date determined by the Compensation Committee, fully vest any or all Common Stock awarded to a participant pursuant to a Restricted Stock Award and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any such action by the Compensation Committee may vary among individual participants and may vary among the Restricted Stock Awards held by any individual participant. However, the Compensation Committee may not take any such action with respect to a Restricted Stock Award that has been designated as a qualified performance-based award.

Restricted Stock Units

Restricted Stock Units are rights to receive shares of Common Stock (or the fair market value thereof), which vest over a period of time as established by the Compensation Committee and with the satisfaction of certain performance criteria or objectives. The Compensation Committee may, in its discretion, require payment or other conditions of the participant respecting any Restricted Stock Unit. The Compensation Committee shall establish, with respect to and at the time of each Restricted Stock Unit, a period over which the award shall vest with respect to the participant. In determining the value of Restricted Stock Units, the Compensation Committee shall take into account a participant’s duties, past and potential contributions to our success, and such other considerations as it deems appropriate.

Following the end of the vesting period for a Restricted Stock Unit (or at such other time as the applicable Restricted Stock Unit Agreement may provide), the holder of a Restricted Stock Unit shall be entitled to receive one share of Stock for each Restricted Stock Unit then becoming vested or otherwise able to be settled on such date. Cash dividend equivalents will not be paid during the vesting period but may be accrued to the extent provided for in the Restricted Stock Unit Agreement and paid in cash at the time the underlying shares of Common Stock are delivered.

A Restricted Performance Unit shall terminate if the participant does not remain continuously in our employ or does not continue to perform services as a consultant or a director for us at all times during the applicable vesting period, except as may be otherwise determined by the Compensation Committee. The terms and provisions of Restricted Stock Unit Agreements need not be identical.

Stock Appreciation Rights

A Stock Appreciation Right is an award that may or may not be granted in tandem with an option, and entitles the holder to receive an amount equal to the difference between the fair market value of the shares of Common Stock at the time of exercise of the Stock Appreciation Right and the base amount, subject to the applicable terms and conditions of the tandem options and the Incentive Plan.

A Stock Appreciation Right shall entitle the holder of an option to receive, upon the exercise of the Stock Appreciation Right, shares of Common Stock (valued at their fair market value at the time of exercise), cash, or a combination thereof, in the discretion of the Compensation Committee, in an amount equal in value to the excess of the fair market value of the shares of Common Stock subject to the Stock Appreciation Right as of the date of such exercise over the purchase price of the Stock Appreciation Right. If granted in tandem with an option, the exercise of a Stock Appreciation Right will result in the surrender of the related option and, unless otherwise provided by the Compensation Committee in its sole discretion, the exercise of an option will result in the surrender of a related Stock Appreciation Right, if any. The terms and provisions of Stock Appreciation Right Award Agreements need not be identical.

The “expiration date” with respect to a Stock Appreciation Right shall be determined by the Compensation Committee, and if granted in tandem with an option, shall be not later than the expiration date for the related option. If neither the right nor the related option is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in cash.

Performance Grants

The Incentive Plan provides the Compensation Committee the ability to grant Restricted Stock Awards, Restricted Stock Unit Awards, and Stock Appreciation Rights as performance-based compensation. An award granted as performance-based compensation shall be awarded to a participant contingent upon attainment of our future performance goals during a performance cycle. The performance goals shall be pre-established by the Compensation Committee. Performance goals determined by the Compensation Committee may include, but are not limited to, increases in cash flow, net profits, operating income, Stock price, earnings per share, sales and/or return on equity. In determining the value of a performance-based compensation award, the Compensation Committee shall take into account a participant’s duties, past and potential contributions to our success, and such other considerations as it deems appropriate. The Compensation Committee, in its sole discretion, may adjust the value of a participant’s performance-based compensation award during a performance period.

Following the end of the performance period, the holder of a performance-based compensation award shall be entitled to receive payment of an amount not exceeding the number of shares of Common Stock subject to, or the maximum value of, the performance-based compensation award, based on the achievement of the performance measures for such performance period, as determined and certified in writing by the Compensation Committee. Payment of a performance-based compensation award shall be made no later than 90 days after the end of the performance period and certification by the Compensation Committee.

A performance-based compensation award shall terminate if the participant does not remain continuously in our employ or does not continue to perform services as our consultant or our director at all times during the applicable performance period, except as may be determined by the Compensation Committee.

Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences of the grant, vesting and exercise of awards under the Incentive Plan. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes. Individuals receiving option awards under the Incentive Plan should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local and foreign tax laws.

Options granted under the Incentive Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Code, or non-statutory stock options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs, as described below.

Incentive Stock Options

An optionee will not recognize any taxable income at the time of the award of an incentive stock option. In addition, an optionee will not recognize any taxable income at the time of the exercise of an incentive stock option (although taxable income may arise at the time of exercise for alternative minimum tax purposes) if the optionee has been our employee at all times beginning with the option award date and ending three months before the date of exercise (or twelve months in the case of termination of employment due to disability). If the optionee has not been so employed during that time, the optionee will be taxed as described below for non-statutory stock options. If the optionee disposes of the shares purchased through the exercise of an incentive stock option more than two years after the option was granted and more than one year after the option was exercised, then the optionee will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the optionee disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the optionee will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of (i) the fair market value of the shares disposed of on the date of exercise over (ii) the exercise price paid for those shares. Any additional gain realized by the optionee on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the optionee. We will, subject to Section 162(m) of the Code, generally be entitled at the time of the disqualifying disposition to a tax deduction equal to that amount of ordinary income reported by the optionee.

Non-Statutory Options

An optionee will not recognize any taxable income at the time of the award of a non-statutory option. The optionee will recognize ordinary income in the year in which the optionee exercises the option equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required at that time to satisfy the tax withholding requirements applicable to such income. Any appreciation or depreciation in the fair market value of those shares after the exercise date will generally result in a capital gain or loss to the optionee at the time he or she disposes of those shares. We will, subject to Section 162(m) of the Code, generally be entitled to an income tax deduction at the time of exercise equal to the amount of ordinary income recognized by the optionee at that time.

Restricted Stock Awards

The recipient of shares of restricted stock will not recognize any taxable income at the time of the award so long as the shares of Common Stock are not transferable and are subject to a substantial risk of forfeiture. Accordingly, we are not entitled to a compensation deduction at that time. The recipient will have to report as ordinary income as and when those shares of Common Stock subsequently vest, that is, when they either become transferable or are no longer subject to a substantial risk of forfeiture, an amount equal to the excess of (i) the fair market value of the shares upon vesting over (ii) the cash consideration (if any) paid for the shares. We will, subject to Section 162(m) of the Code, then be entitled to a corresponding compensation deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a restricted stock award paid to the employee before the risk of forfeiture lapses will also be compensation income to the Participant when paid. Notwithstanding the foregoing, the recipient of a restricted stock award may elect under Section 83(b) of the Code to be taxed at the time of grant of the restricted stock award based on the fair market value of the shares of common stock on the date of the award, in which case (1) subject to Section 162(m) of the Code, we will be entitled to a deduction at the same time and in the same amount, (2) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by us, and (3) there will be no further federal income tax consequences when the risk of forfeiture lapses. In such case, any appreciation or depreciation in the fair market value of those shares of Common Stock after grant will generally result in a capital gain or loss to the recipient at the time he or she disposes of those shares. This election must be made not later than thirty days after the grant of the restricted stock award and is irrevocable.

Restricted Stock Units

Restricted stock units are not subject to taxation at the time of grant, and we will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. On the date a restricted stock unit is settled through the actual or constructive delivery of shares of Common Stock to the participant, the participant will realize ordinary income in an amount equal to the fair market value of the shares received in settlement for the units at such time over the amount, if any, paid for the shares, and subject to Section 162(m) of the Code, we will be entitled to a corresponding deduction.

Stock Appreciation Rights

The recipient of a stock appreciation right will not recognize taxable income at the time of the award. The recipient will recognize ordinary income when the stock appreciation right is exercised in an amount equal to the excess of (i) the fair market value of the underlying shares of Common Stock on the exercise date over (ii) the base price in effect for the stock appreciation right, and the recipient will be required to satisfy the tax withholding requirements applicable to such income. We will, subject to Section 162(m) of the Code, generally be entitled at the time of exercise to an income tax deduction equal to the amount of ordinary income recognized by the recipient in connection with the exercise of the stock appreciation right.

Effect of a Change of Control

Under certain circumstances, accelerated vesting, exercise or payment of awards under the Incentive Plan in connection with a “change of control” of us might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent it is so considered, the participant holding the award would be subject to an excise tax equal to 20 percent of the amount of the excess parachute payment, and we would be denied a tax deduction for the excess parachute payment.

Deductibility of Executive Compensation

Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any taxable year with respect to each “covered employee” within the meaning of Section 162(m) of the Code.

Miscellaneous

The Board may amend or modify the Incentive Plan at any time; provided, however, that stockholder approval will be obtained for any amendment (1) to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, (2) to change the number of shares available for issuance as incentive stock options, (3) to change the class of employees eligible to receive incentive stock options or (4) to permit the exercise price of any outstanding option or stock appreciation right to be reduced to be below fair market value as of the grant date.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of March 23, 2018, with respect to compensation plans under which our Common Stock may be issued:

Number of
securities
remaining
available for
	Number of		equity
	securities to	Weighted-	compensation
	be issued	average	plans (excluding
	upon exercise	exercise price	securities
	of warrants	of outstanding	reflected in
Plan Category	and rights (a)	rights (b)	column (a)) (c) (1)

Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	—

The Board of Directors unanimously recommends a vote “FOR” the approval of the Adams Resources & Energy, Inc. 2018 Long-Term Incentive Plan.

DIRECTOR COMPENSATION

Directors who are our employees do not receive fees or any other compensation for their services as directors. Directors who are not employees received cash compensation as presented in the table below. Director fees are based on a flat amount and are paid on a quarterly basis.  Directors are also reimbursed for direct out-of-pocket expenses in connection with travel associated with meeting attendance. There were no stock awards, option awards, non-equity incentive plans, pension plans or other non-qualified deferred compensation or other forms of compensation during 2017.

	Director Compensation
	Cash fees	Total

E. C. Reinauer, Jr. (1)	$60,000	$60,000
Larry E. Bell	71,250	71,250
Townes G. Pressler (2)	52,500	52,500
Murray E. Brasseux	62,500	62,500
Michelle A. Earley	60,000	60,000
Richard C. Jenner	62,500	62,500
W. R. Scofield	60,000	60,000
_______________

(1)	Mr. Reinauer has elected to retire from the Board effective at the end of his term.

(2)
Mr. Pressler was considered an outside director during 2017 until his appointment as Executive Chairman and Chairman of the Board in September 2017 upon Mr. Smith’s retirement. Mr. Pressler was compensated for his services as a director until that date.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

KPMG LLP has served as our independent registered public accounting firm in 2017 providing audit and financing services since their appointment in June 2017. Deloitte & Touche LLP (“Deloitte”) served in that capacity from 2002 until their dismissal in June 2017. Our Audit Committee unanimously approved and authorized the change, directed the process of review of candidate firms to replace Deloitte and made the final decision to engage KPMG LLP. No dispute or disagreement existed on any issue between us and Deloitte.

Fees for professional services provided by our independent registered public accounting firm in each of the last two years in each of the following categories were as follows:

	2017		2016
	KPMG	Deloitte	Deloitte

Audit Fees (1)	$805,500	$283,700	$825,000
Tax Fees	—	—	—
All Other Fees	—	—	—
Total	$805,500	$283,700	$825,000
_______________

(1)
Audit fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

The scope and all fees associated with audit and other services performed by KPMG LLP are pre-approved by the Audit Committee on an annual basis.  The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, has the responsibility to assist our Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting our practices and those of our subsidiaries and the sufficiency of the audits of all of our activities.  The Audit Committee is the Board’s agent in ensuring the integrity of our financial reports and those of our subsidiaries, and the adequacy of disclosures to shareholders.  The Audit Committee is the focal point for communication between other directors, the independent auditors and management as their duties relate to financial accounting, reporting and controls. The Audit Committee is also responsible for reviewing our financial transactions involving any related parties.

Audit Committee Pre-Approval Policies

The Audit Committee has established a policy intended to clearly define the scope of services performed by our independent registered public accountants.  This policy relates to audit services, audit-related services, tax and all other services that may be provided by our independent registered public accountants and is intended to ensure that such services do not impair the auditor’s independence.  The policy requires the pre-approval by the Audit Committee of all services to be provided by our independent registered public accountants.  Under the policy, the Audit Committee will annually review and pre-approve the services that may be provided by the independent registered public accountants.  The Audit Committee may delegate pre-approval authority to one or more of its members.  The member or members to whom such authority is delegated is required to report to the Audit Committee at its next meeting any services that such member or members has approved.  The policy also provides that the Audit Committee will pre-approve the fee levels for all services to be provided by the independent registered public accountants.

REPORT OF THE AUDIT COMMITTEE

March 23, 2018
To the Board of Directors:

The Audit Committee of the Board of Directors currently consists of Messrs. Bell, Reinauer, Brasseux and Jenner.  The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, a copy of which is available on our website at www.adamsresources.com under Investor Relations – Corporate Governance.  Each member of the Audit Committee is independent, as defined in Section 803A of the listing standards of the NYSE American Exchange, and the Board has determined that Mr. Bell is an “audit committee financial expert” as defined by the SEC.

We have reviewed and discussed with management our audited consolidated financial statements as of and for the year ended December 31, 2017.

The Audit Committee received from and discussed with KPMG LLP the written disclosure and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the audit committee concerning independence and has discussed with KPMG LLP, the auditors’ independence.  These items relate to that firm’s independence from us.  In addition, the Audit Committee has also discussed with KPMG LLP the matters required to be discussed by applicable accounting standards.  The Audit Committee monitored auditor independence, reviewed audit and non-audit services performed by KPMG LLP and discussed with the auditors their independence.   All of the services provided by our principal accounting firm described in this proxy statement were approved in accordance with this policy, and the Audit Committee has determined that the independent registered public accountants’ independence has not been compromised as a result of providing these services and receiving the fees for such services as noted above.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2017.

Larry E. Bell, Chairman
E.C. Reinauer, Jr.
Murray E. Brasseux
Richard C. Jenner

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, as amended, except to the extent that we specifically incorporate it by reference in such filing.

TRANSACTIONS WITH RELATED PERSONS

We enter into certain transactions in the normal course of business with affiliated entities, including direct cost reimbursement for shared phone and administrative services.  For the year ended December 31, 2017, affiliated entities charged us approximately $77,000 on a net basis.  We also lease our corporate office space in a building operated by an affiliated entity.  The lease rental rate was determined by an independent appraisal.  Rental expense paid to the related party for 2017 totaled $0.6 million.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our Common Stock held of record on March 23, 2018, (i) by the Named Executive Officers, directors and nominees for director, (ii) by beneficial owners of more than five percent of the Common Stock, and (iii) by all officers and directors as a group.  Unless otherwise stated below, the address of each beneficial owner listed on the table is c/o Adams Resources & Energy, Inc., 17 South Briar Hollow Lane, Suite 100, Houston, Texas 77027.  Unless otherwise indicated, each person named below has sole voting and investment power over all shares of Common Stock indicated as beneficially owned.

	Shares of		Percent
	Common Stock
	Beneficially		Percent
Name and Address of Beneficial Owner	Owned		of Class

E. C. Reinauer, Jr.	7,600		*
Townes G. Pressler	2,000		*
Larry E. Bell	1,000		*
Michelle A. Earley	—		*
Murray E. Brasseux	—		*
Richard C. Jenner	500		*
W.R. Scofield	—		*
Sharon C. Davis	500		*
Josh C. Anders	313		*
Geoffrey L. Griffith	12,183		*
Kevin J. Roycraft	—		*

KSA Industries, Inc.	1,644,275	(1)	39.0%
17 South Briar Hollow Lane
Houston, Texas 77027

Barclay Cunningham Adams	1,731,041	(1)	41.0%
17 South Briar Hollow Lane
Houston, Texas 77027

Kenneth Stanley Adams, IV	1,730,442	(1)	41.0%
17 South Briar Hollow Lane
Houston, Texas 77027

Susan Cunningham Lewis	1,651,330	(1)	39.2%
17 South Briar Hollow Lane
Houston, Texas 77027

Susan Adams Smith	1,759,260	(1)	41.7%
17 South Briar Hollow Lane
Houston, Texas 77027

Amy Adams Strunk	1,755,159	(1)	41.6%
17 South Briar Hollow Lane
Houston, Texas 77027

Dimensional Fund Advisors LP
6300 Bee Cave Road
Austin, Texas 78746	354,416	(2)	8.4%

Renaissance Technologies LLC and
Renaissance Technologies Holdings Corporation
800 Third Avenue
New York, New York 10022	294,900	(3)	7.0%

Officers and Directors	24,096		0.6%
as a group (11 persons)
___________________________
* Less than 1%

(1)
Based in part on information contained in Schedule 13D/A filings with the SEC on November 1, 2017.  Mr. Barclay Adams, Mr. Kenneth Stanley Adams, IV, Ms. Susan Cunningham Lewis, Ms. Susan Adams Smith and Ms. Amy Adams Strunk, collectively comprise all of the shareholders of KSA Industries, Inc.  In addition to their indirect holding through KSA Industries, Inc., Mr. Barclay Adams holds 86,766 shares directly, Mr. Kenneth Stanley Adams, IV holds 86,167 shares directly, Ms. Lewis holds 7,055 shares directly, Ms. Strunk holds 110,884 shares directly, and Ms. Smith holds 114,685 shares directly. Ms. Smith also holds 300 shares indirectly through her spouse, Thomas S. Smith.

(2)
Based solely on information contained in a Schedule 13G/A filed with the SEC on February 9, 2018 by Dimensional Fund Advisors LP.  Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”).  In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds.  In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over these securities that are owned by the Funds, and may be deemed to be the beneficial owner of such securities held by the Funds.  However, all securities reported herein are owned by the Funds.  Dimensional disclaims beneficial ownership of such securities.

(3)	Based solely on information contained in a Schedule 13G/A filed with the SEC on February 14, 2018.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during our most recent fiscal year and Forms 5 and amendments thereto furnished to us with respect to our most recent fiscal year, and written representations from reporting persons that no Form 5 was required, we believe that all required Form 3, 4 and 5 reports for transactions occurring in 2017 were timely filed, with the exception of Form 3s filed for Mr. Anders and Ms. Davis.

CODE OF ETHICS

We have adopted a code of ethics (the “Code of Ethics”) that applies to all officers, directors and employees, including our principal executive officer, principal financial and accounting officer, and persons performing similar functions (the “Principal Officers”).  A copy of the Code of Ethics is posted on our website at www.adamsresources.com under Investor Relations – Corporate Governance, and we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Ethics with respect to our Principal Officers by posting such information on this Internet website.

ADDITIONAL INFORMATION

Appointment of Auditors

The present intention of the Audit Committee of the Board of Directors is to appoint KPMG LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2018.  KPMG LLP was first appointed as our auditors in 2017.  A representative of KPMG LLP will be present at the Annual Meeting of Shareholders and will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Shareholder Proposals

Under the rules of the SEC, in order to be considered for inclusion in next year’s proxy statement, all shareholder proposals must be submitted in writing by November 30, 2018 to Adams Resources & Energy, Inc., c/o Investor Relations, 17 South Briar Hollow Lane, Suite 100, Houston, Texas 77027.  The notice should contain the text of any proposal, the name and address of the shareholder as it appears in our books, the number of our common shares that are beneficially owned by the shareholder, and any material interest of the shareholder in such business.  If a shareholder submits a proposal for consideration at the 2019 Annual Meeting after November 26, 2018, our proxy for the 2019 Annual Meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the 2019 Annual Meeting.

Other Matters

We know of no matters to be presented for consideration at the Annual Meeting other than those described above.  If other matters are properly presented to the meeting for action, it is intended that the persons named in the accompanying proxy, and acting pursuant to authority granted thereunder, will vote in accordance with their best unanimous judgment on such matters.

Number of Proxy Statements and Annual Reports

Only one copy of this Proxy Statement and the Annual Report accompanying this Proxy Statement will be mailed to shareholders who have the same address unless we receive a request that the shareholders with the same address are to receive separate Proxy Statements and Annual Reports. These additional copies will be supplied at no additional cost to the requesting shareholder.  Shareholders who share an address and receive only one copy, or shareholders who share an address and receive two copies, may notify us that they wish to receive separate Annual Reports or Proxy Statements, or wish to receive only one Annual Report and Proxy Statement, as applicable, may notify us of such request by calling (713) 881-3600 or sending a written request to 17 South Briar Hollow Lane, Suite 100, Houston, Texas 77027.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT THEY BE REPRESENTED AT THE MEETING, AND YOU ARE RESPECTFULLY REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

By Order of the Board of Directors

/s/ David B. Hurst
David B. Hurst
Secretary
Houston, Texas
March 23, 2018

Appendix A

ADAMS RESOURCES & ENERGY, INC.
2018 LONG-TERM INCENTIVE PLAN
(Effective as of May 8, 2018)

1.	PURPOSE

This Plan is intended to foster and promote the long-term financial success of Adams Resources & Energy, Inc. and its Affiliates (the “Company Group”); to reward performance and to increase shareholder value by providing Participants appropriate incentives and rewards; to enable the Company Group to attract and retain the services of outstanding individuals upon whose judgment, interest and dedication the successful conduct of the Company Group’s businesses are largely dependent; to encourage Participants’ ownership interest in Adams Resources & Energy, Inc.; and to align the interests of management and directors with that of the Company’s shareholders.

2.	DEFINITIONS

(a)“Affiliate” means any entity (whether a corporation, partnership, joint venture or other form of entity) that directly, or indirectly through one or more intermediaries, controls, or is controlled by or is under common control with, the Company, except solely with respect to the issuance of Incentive Stock Options, the term “Affiliate” shall be limited to any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Code Sections 424(e) and 424(f) respectively.

(b)“Award” means, individually or collectively, a grant under the Plan of Non‑Statutory Stock Options, Incentive Stock Options, Restricted Stock, Restricted Stock Units, and Stock Appreciation Rights.

(c)“Award Agreement” means a written or electronic agreement evidencing and setting forth the terms of an Award.

(d)“Board of Directors” means the board of directors of the Company.

(e)“Cause” means, with respect to the termination of a Participant by the Company or another member of the Company Group, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment or other agreement between the Participant and the Company or such other member of the Company Group. In the absence of such then-effective written agreement and definition, “Cause” means, unless otherwise specified in the applicable Award Agreement, with respect to a Participant:

(i)a material breach by the Participant of the Participant’s duties and obligations, including but not limited to gross negligence in the performance of his duties and responsibilities;

(ii)willful misconduct by the Participant which in the reasonable determination of the Board of Directors or Committee has caused or is likely to cause material injury to the reputation or business of the Company;

(iii)any act of fraud, material misappropriation or other dishonesty by the Participant; or

(iv)Participant’s conviction of a felony.

A Participant shall be considered to have been discharged for Cause if the Company determines within 30 days after his resignation or discharge that discharge for Cause was warranted.

(f)“Change in Control” means the first to occur of any of the following events:

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(i)any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), except for (A) any of the Company’s employee benefit plans, or any entity holding the Company’s voting securities for, or pursuant to, the terms of any such plan (or any trust forming a part thereof) (the “Benefit Plan(s)”), or (B) any acquisition by KSA Industries, Inc. and its affiliates (collectively, “KSA”) is or becomes the beneficial owner, directly or indirectly, of the Company’s securities representing 51% or more of the combined voting power of the Company’s then outstanding securities other than pursuant to a transaction excepted in Clause (ii);

(ii)the consummation of a merger, consolidation, or other reorganization of the Company, unless:

1.    under the terms of the agreement providing for such merger, consolidation, or reorganization, the shareholders of the Company immediately before such merger, consolidation, or reorganization, will own, directly or indirectly immediately following such merger, consolidation, or reorganization, at least 51% of the combined voting power of the outstanding voting securities of the Company resulting from such merger, consolidation, or reorganization (the Surviving Company) in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation, or reorganization;

2.    the individuals who were members of the Board immediately prior to the execution of such agreement constitute at least a majority of the members of the board of directors of the Surviving Company after such merger, consolidation, or reorganization; and

3.    no Person (other than (A) the Company or any Subsidiary of the Company, (B) any Benefit Plan, (C) KSA, (D) the Surviving Company or any Subsidiary of the Surviving Company, or (E) any Person who, immediately prior to such merger, consolidation, or reorganization had beneficial ownership of 51% or more of the then outstanding voting securities) will have beneficial ownership of 51% or more of the combined voting power of the Surviving Company’s then outstanding voting securities;

(iii)during any period of two consecutive years, individuals, who at the beginning of such period, constituted the Board cease for any reason to constitute at least a majority of the Board unless the election, or the nomination for election by the Company’s shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

Notwithstanding Clause (i), a Change in Control shall not be deemed to have occurred if a Person becomes the beneficial owner, directly or indirectly, of the Company’s securities representing 51% or more of the combined voting power of the Company’s then outstanding securities solely as a result of an acquisition by the Company of its voting securities which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 51% or more of the combined voting power of the Company’s then outstanding securities; provided, however, that if a Person (other than KSA) becomes a beneficial owner of 51% or more of the combined voting power of the Company’s then outstanding securities by reason of share purchases by the Company and shall, after such share purchases by the Company, become the beneficial owner, directly or indirectly, of any additional voting securities of the Company (other than as a result of a stock split, stock dividend or similar transaction), then a Change in Control of the Company shall be deemed to have occurred with respect to such Person (other than KSA) under Clause (i).

Notwithstanding the foregoing, however, in any circumstance or transaction in which compensation resulting from or in respect of an Award would result in the imposition of an additional tax under Code Section 409A if the foregoing definition of “Change in Control” were to apply, but would not result in the imposition of any additional tax if the term “Change in Control” were defined herein to mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), then “Change in Control” shall mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), but only to the extent necessary to prevent such compensation from becoming subject to an additional tax under Code Section 409A.

(g)“Code” means the Internal Revenue Code of 1986, as amended.

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(h)“Committee” means the Compensation Committee of the Board of Directors.

(i)“Common Stock” means the common stock of the Company, par value, $.10 per share.

(j)“Company” means Adams Resources & Energy, Inc., a corporation organized under the laws of Delaware, and all successors to it.

(k)“Date of Grant” means the date when the Company completes the corporate action necessary to create the legally binding right constituting an Award, as provided in Code Section 409A and the regulations thereunder.

(l)“Disability” means a medically determinable physical or mental impairment which is of such permanence and degree that it can be expected to result in death or that a Participant is unable, because of such impairment, to perform any substantial gainful activity for which the Participant is suited by virtue of such Participant’s experience, training or education and which would entitle the Participant to benefits under the Employer’s long-term disability plan, if any, or to Social Security disability benefits as evidenced by a disability award letter.

(m)“Effective Date” means May 8, 2018.

(n)“Employee” means any person employed by the Company or an Affiliate. Directors who are employed by the Company or an Affiliate shall be considered Employees under the Plan.

(o)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)“Exercise Price” means the price at which a Participant may purchase a share of Common Stock pursuant to an Option, or, in the case of Stock Appreciation Rights, the exercise price of the Stock Appreciation Right upon the Date of Grant.

(q)“Fair Market Value” on any date means the market price of Common Stock, determined by the Committee as follows:

(i)if the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)if the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)in the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Committee in good faith.

The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

(r)“Incentive Stock Option” means a stock option granted to a Participant pursuant to Section 8 of the Plan that is intended to meet the requirements of Code Section 422.

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(s)“Non-Statutory Stock Option” means a stock option granted to a Participant pursuant to Section 7 of the Plan that is not intended to qualify, or does not qualify, as an Incentive Stock Option.

(t)“Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

(u)“Outside Director” means a member of the Board of Directors of the Company or an Affiliate who is not also an Employee of the Company or an Affiliate.

(v)“Participant” means any person who holds an outstanding Award.

(w)“Performance Criteria” means the criteria the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period, which need not be the same for each Participant. The Performance Criteria include, but are not limited to, the following:

(i)revenue and income measures (which include revenue, return or revenue growth, gross margin, income from operations, adjusted net income, net sales, earnings per share, earnings before interest, taxes, depreciation and amortization (“EBITDA”), achievement of profit, economic value added (“EVA”), and price per share of Common Stock), each of which may be subject to adjustment as provided under the terms of an Award Agreement;

(ii)expense measures (which include costs of goods sold, selling, loss or expense ratio, general and administrative expenses and overhead costs);

(iii)operating measures (which include productivity, operating income, operating earnings, cash flow (including adjusted cash flow), funds from operations, cash from operations, after-tax operating income, market share, expenses, margins, operating efficiency); cash flow measures;

(iv)liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow);

(v)leverage measures (which include debt-to-equity ratio and net debt);

(vi)market measures (which include market share, stock price, growth measure, total stockholder return and market capitalization measures);

(vii)return measures (which include book value, return on capital, return on net assets, return on stockholders’ equity; return on assets; stockholder returns, and which may be risk-adjusted);

(viii)corporate value and sustainability measures which may be objectively determined (which include compliance, safety, environmental and personnel matters);

(ix)other measures such as those relating to acquisitions or dispositions (which include proceeds from dispositions); and

(x)such other measures as determined by the Committee in its discretion.

Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be: (i) expressed on a corporate-wide basis; with respect to one or more business units, divisions, subsidiaries or business segments, or any combination thereof; (ii) in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies; (iii) absolute or based on change in the Performance Criteria over a specified period of time and such change may be measured based on an arithmetic change over a specified period (e.g., cumulative change or average change), or percentage change over a specified period (e.g., cumulative percentage change, average percentage change or compounded percentage change), (iv) based on GAAP or non-GAAP calculations; or (v) any combination of the foregoing. The Committee shall establish Performance Goals for each

4

Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee, in its discretion, may adjust or modify the calculation of Performance Goals for each Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; (ii) in the event of, or in connection with, any acquisition or divestiture of a portion of the Company’s business or operations; or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(x)“Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate

(y)“Permitted Transferees” means with respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

(z)“Plan” means this Adams Resources & Energy, Inc. 2018 Long-Term Incentive Plan.

(aa)“Restricted Stock” means one or more Shares granted to a Participant pursuant to Section 9 of the Plan.

(bb)    “Restricted Stock Unit” means a bookkeeping unit that represents a right to receive Shares upon the completion of a vesting period and/or the satisfaction of a designated Performance Criteria, which shall be granted to a Participant pursuant to Section 10 of the Plan.

(cc)    “Share” means a share of Common Stock.

(dd)    “Termination of Service” shall mean the termination of employment of an Employee by the Company and all Affiliates or the termination of service by an Outside Director as a member of the board of directors of the Company and all Affiliates. A Participant’s service shall not be deemed to have terminated because of a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service. Furthermore, a Participant’s service with the Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company or an Affiliate; provided, however, that unless otherwise determined by the Committee, if any such leave exceeds 90 days, on the 91st day of such leave the Participant’s service shall be deemed to have terminated unless the Participant’s right to return to service with the Company Group is guaranteed by statute or contract. Unless the Participant’s leave of absence is approved by the Committee, a Participant’s service shall be deemed to have terminated upon the entity for which the Participant performs service ceasing to be an Affiliate (or any successor). Subject to the foregoing, the Committee, in its discretion, shall determine whether a Participant’s service has terminated and the effective date of such termination.

3.	ADMINISTRATION

The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be “disinterested” only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such rules for an “independent director” as the principal U.S. national securities exchange on which Shares are traded may require. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Company or an Affiliate who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees, Outside Directors,

5

and other individuals who are not considered officers or directors of the Company under Section 16 of the Exchange Act.

(a)The Committee shall have the sole and complete authority to:

(i)determine the individuals to whom Awards are granted, the type and amounts of Awards to be granted and the time of all such grants;

(ii)determine the terms, conditions and provisions of, and restrictions relating to, each Award granted;

(iii)interpret and construe the Plan and all Award Agreements;

(iv)prescribe, amend and rescind rules and regulations relating to the Plan;

(v)determine the content and form of all Award Agreements;

(vi)determine all questions relating to Awards under the Plan, including whether any conditions relating to an Award have been met;

(vii)determine the duration and purpose of leaves of absence that may be granted to a Participant without constituting termination of the Participant’s employment for the purpose of the Plan or any Award;

(viii)maintain accounts, records and ledgers relating to Awards;

(ix)maintain records concerning its decisions and proceedings;

(x)employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable; and

(xi)do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the objectives of the Plan.

The Committee’s determinations under the Plan shall be final and binding on all persons.

(b)Each Award shall be evidenced by an Award Agreement containing such provisions as may be approved by the Committee. Each Award Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of the Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, and at a minimum, the Committee shall set forth in each Award Agreement (i) the type of Award granted, (ii) the Exercise Price of any Option or Stock Appreciation Right, (iii) the number of Shares subject to the Award; (iv) the expiration date of the Award, and (v) the restrictions, if any, placed upon such Award, or upon Shares which may be issued upon exercise of such Award.

(c)The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

(d)The Committee in its sole discretion and on such terms and conditions as it may provide may delegate all or any part of its authority and powers under the Plan to one or more members of the Board of Directors and/or officers of the Company.

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(e)The Committee in its sole discretion and on such terms and conditions as it may provide may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Company or an Affiliate for determinations to be made pursuant to the Plan.

4.	TYPES OF AWARDS AND RELATED RIGHTS

The following types of Awards may be granted under the Plan:

(a)Non-Statutory Stock Options;

(b)Incentive Stock Options;

(c)Restricted Stock;

(d)Restricted Stock Units; and

(e)Stock Appreciation Rights.

5.	STOCK SUBJECT TO THE PLAN

(a)Dedicated Shares. Except as otherwise expressly provided in Section 16 below, the total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 150,000 shares. The shares of Stock may be treasury shares or authorized but unissued shares. The numbers of shares of Stock stated in this Section 5(a) shall be subject to adjustment in accordance with the provisions of Section 16 below.

(i)In connection with the granting of an Award, the number of shares of Stock available for issuance under this Plan shall be reduced by the number of shares of Stock in respect of which the Award is granted or denominated. For example, upon the grant of stock-settled SARs, the number of shares of Stock available for issuance under this Plan shall be reduced by the full number of SARs granted, and the number of shares of Stock available for issuance under this Plan shall not thereafter be increased upon the exercise of the SARs and settlement in shares of Stock, even if the actual number of shares of Stock delivered in settlement of the SARs is less than the full number of SARs exercised.

(ii)Any shares of Stock that are tendered by a Participant or withheld as full or partial payment of withholding or other taxes or as payment for the exercise or conversion price of an Award under this Plan shall not be added back to the number of shares of Stock available for issuance under this Plan.

(iii)Whenever any outstanding Option or other Award (or portion thereof) expires, is cancelled or forfeited or is otherwise terminated for any reason without having been exercised or payment having been made in the form of shares of Stock, then (A) the number of shares of Stock available for issuance under this Plan shall be increased by the number of shares of Stock allocable to the expired, forfeited, cancelled or otherwise terminated Option or other Award (or portion thereof); and (B) the shares of Stock subject to such Awards will not be counted as shares delivered under this Plan.

(iv)Awards valued by reference to Stock that may be settled in equivalent cash value will count as shares of Stock delivered to the same extent as if the Award were settled in shares of Stock.

(b)Award Limits. Notwithstanding any provision in the Plan to the contrary:

(i)The maximum number of shares of Stock that may be subject to Awards granted to any one Employee during any calendar year may not exceed 20,000 shares of Stock (subject to adjustment as provided in Section 16 below); and

7

(ii)The maximum dollar value of shares of Stock that may be subject to Awards granted to any individual Outside Director during any calendar year may not exceed $100,000 (subject to adjustment as provided in Section 16 below), as determined on the date of grant for such Awards.

(c)Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by service providers of another corporation in connection with a merger or consolidation of the service recipient corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the service recipient corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Such substitution of any outstanding Stock Option must satisfy the requirements of Treasury Regulation § 1.424-1 and Code Section 409A. Any substitute Awards granted under the Plan shall not count against the share limitations set forth in Sections 5(a) or 5(b), nor shall such Shares subject to substitute awards again be available for grant under the Plan to the extent of any forfeiture, expiration, or cash settlement.

(d)Source of Shares. Shares issued under the Plan may be either authorized but unissued Shares, authorized Shares previously issued held by the Company in its treasury which have been reacquired by the Company, or Shares purchased by the Company in the open market.

6.	ELIGIBILITY

Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

7.	NON-STATUTORY STOCK OPTIONS

The Committee may, subject to the limitations of this Plan and the availability of Shares reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)Exercise Price. The Committee shall determine the Exercise Price of each Non‑Statutory Stock Option. However, the Exercise Price shall not be less than the Fair Market Value of the Common Stock on the Date of Grant.

(b)Terms of Non-Statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non‑Statutory Stock Option, but in no event may a Participant exercise a Non‑Statutory Stock Option, in whole or in part, more than 10 years from the Date of Grant. The Committee shall also determine the date on which each Non‑Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. Shares underlying each Non-Statutory Stock Option may be purchased, in whole or in part, by the Participant at any time during the term of such Non‑Statutory Stock Option, after such Option becomes exercisable. A Non‑Statutory Stock Option may not be exercised for fractional shares. If, on the date when a Non‑Statutory Stock Option would otherwise terminate or expire the Exercise Price of the Non‑Statutory Stock Option is less than the Fair Market Value of the Shares subject to the Non‑Statutory Stock Option on such date but any portion of the Non‑Statutory Stock Option has not been exercised, then the Non‑Statutory Stock Option shall automatically be deemed to be exercised as of such date with respect to such portion by means of a “net exercise” as described in Section 7(g). An Award Agreement with respect to a Non‑Statutory Stock Option may also provide for an automatic exercise of the Non‑Statutory Stock Option on an earlier date.

(c)Termination of Service. Unless otherwise determined by the Committee and evidenced in an applicable Award Agreement, upon a Participant’s Termination of Service for any reason other than Termination for Cause, the Participant may exercise only those Non‑Statutory Stock Options that were vested and immediately exercisable by the Participant at the date of such termination and only for thirty (30) days following the date of such termination, or, if sooner, the expiration of the term of the Non‑Statutory Stock Option.

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(d)Extension of Term of Option. The period during which a Non‑Statutory Stock Option is to remain exercisable following a Participant’s Termination of Service shall be extended if the exercise of the Non‑Statutory Stock Option would violate an applicable Federal, state, local, or foreign law until 30 days after the exercise of the Non‑Statutory Stock Option would no longer violate applicable Federal, state, local, and foreign laws, but not beyond the original term of the Non‑Statutory Stock Option pursuant to Section 7(b).
(e)Settlement. Upon exercise, a Non‑Statutory Stock Option shall be settled in Shares.

(f)Vesting. Unless otherwise determined by the Committee and evidenced in an applicable Award Agreement evidencing an Award, a Non‑Statutory Stock Option shall vest in accordance with Sections 12(a) and 12(b), unless faster vesting is required by the forgoing provisions of this Section 7.

(g)Method of Exercise of Options. Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms, including, without limitation, payment by delivery of cash or Common Stock owned by the Participant having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash and Shares, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer or a “net exercise.” The Participant may deliver shares of Common Stock either by attestation or by the delivery of a certificate or certificates for shares duly endorsed for transfer to the Company. A “net exercise” means the delivery of a properly executed notice followed by a procedure pursuant to which (i) the Company will reduce the number of Shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of Shares having a Fair Market Value that does not exceed the aggregate Exercise Price for the Shares with respect to which the Option is exercised, and (ii) the Participant shall pay to the Company in cash the remaining balance of such aggregate Exercise Price not satisfied by such reduction in the number of whole Shares to be issued. Shares will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) Shares are used to pay the Exercise Price pursuant to a “net exercise,” (B) Shares are delivered to the Participant as a result of such exercise, and (C) Shares are withheld to satisfy tax withholding obligations.

8.	INCENTIVE STOCK OPTIONS

The Committee may, subject to the limitations of the Plan and the availability of Shares reserved but not previously awarded under this Plan, grant Incentive Stock Options to Employees upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Code Section 422, Common Stock representing more than 10% of the total combined voting securities of the Company (“10% Owner”), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

(b)Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Code Section 422, such Options in excess of such limit shall be treated as Non‑Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

(c)Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than 10 years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. Shares underlying each Incentive Stock

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Option may be purchased, in whole or in part, at any time during the term of such Incentive Stock Option, after such Option becomes exercisable. An Incentive Stock Option may not be exercised for fractional shares. If, on the date when an Incentive Stock Option would otherwise terminate or expire the Exercise Price of the Incentive Stock Option is less than the Fair Market Value of the Shares subject to the Incentive Stock Option on such date but any portion of the Incentive Stock Option has not been exercised, then the Incentive Stock Option shall automatically be deemed to be exercised as of such date with respect to such portion by means of a “net exercise” as described in Section 7(g). An Award Agreement with respect to an Incentive Stock Option may also provide for an automatic exercise of the Incentive Stock Option on an earlier date.

(d)Termination of Employment. Unless otherwise determined by the Committee and evidenced in an applicable Award Agreement, upon a Participant’s Termination of Service for any reason other than Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for thirty (30) days following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

(e)Extension of Term of Option. The period during which an Incentive Stock Option is to remain exercisable following a Participant’s Termination of Service shall be extended if the exercise of the Incentive Stock Option would violate an applicable Federal, state, local, or foreign law until 30 days after the exercise of the Incentive Stock Option would no longer violate applicable Federal, state, local, and foreign laws, but not beyond the original term of the Incentive Stock Option pursuant to Section 8(c). Any extension of the term of an Incentive Stock Option pursuant to this Section 8(e) may cause the Option to be treated as a Non-Statutory Stock Option.

(f)Settlement. Upon exercise, an Incentive Stock Option shall be settled in Shares.

(g)Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of Shares issued pursuant to the exercise of such Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), within 10 days of such disposition.

(h)Vesting. Unless otherwise determined by the Committee and evidenced in an applicable Award Agreement evidencing an Award, a Non‑Statutory Stock Option shall vest in accordance with Sections 12(a) and 12(b), unless faster vesting is required by the forgoing provisions of this Section 8.

9.	RESTRICTED STOCK AWARDS

The Committee may, subject to the limitations of the Plan and the availability of Shares reserved but not previously awarded under this Plan, grant Restricted Stock to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)Payment of the Restricted Stock. Awards of Restricted Stock may only be made in whole Shares.

(b)Terms of the Restricted Stock. The Committee shall determine the dates on which Restricted Stock granted to a Participant shall vest and any specific conditions or performance goals which must be satisfied prior to the vesting of any installment or portion of the Restricted Stock. The Committee may issue Restricted Stock that is immediately vested and not subject to any specific conditions or performance goals. Notwithstanding other paragraphs in this Section 9, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Stock. The acceleration of any Restricted Stock shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other Restricted Stock.

(c)Termination of Service. Unless otherwise determined by the Committee and evidenced in an applicable Award Agreement, upon a Participant’s Termination of Service for any reason, the Participant’s unvested Restricted Stock as of the date of termination shall be forfeited and any rights the Participant had to such unvested Restricted Stock shall become null and void.

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(d)Dividends and Other Distributions. Unless otherwise determined by the Committee and evidenced in an applicable Award Agreement, a Participant shall not be paid any dividends or other distributions with respect to Restricted Stock until the Restricted Stock has become vested, and at the time of such vesting, the Participant shall receive a cash payment equal to the aggregate cash dividends (without interest) and the number of Shares equal to any stock dividends that the Participant would have received if the Participant had owned all of the Shares that vested for the period beginning on the Grant Date, and ending on the date of vesting. No dividends shall be paid to a Participant with respect to any Restricted Stock that is forfeited by the Participant.

(e)Voting of Restricted Stock. After a Restricted Stock Award has been granted, but for which Shares covered by such Restricted Stock have not yet vested, the Participant shall be entitled to vote such Shares subject to the rules and procedures adopted by the Committee for this purpose.

(f)Restrictive Legend. Each certificate issued in respect of a Restricted Stock shall be registered in the name of the Participant and, at the discretion of the Board, each such certificate may be deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Adams Resources & Energy, Inc. 2018 Long-Term Incentive Plan and an agreement entered into between the registered owner and Adams Resources & Energy, Inc. A copy of such plan and agreement is on file at the principal office of Adams Resources & Energy, Inc.”

(g)Transfers of Unrestricted Shares. Upon the vesting date for a Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

(h)Vesting. Unless otherwise determined by the Committee and evidenced in an applicable Award Agreement evidencing an Award, Restricted Stock shall vest in accordance with Sections 12(a) and 12(b), unless faster vesting is required by the forgoing provisions of this Section 9.

10.	RESTRICTED STOCK UNITS

The Committee may, subject to the limitations of the Plan and the availability of Shares reserved but not previously awarded under this Plan, grant Restricted Stock Unit Awards to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions. A “Restricted Stock Unit” Award is the grant of a right to receive Shares in the future.

(a)Settlement of Restricted Stock Unit Award. A Restricted Stock Unit Award shall be settled either by the delivery of whole Shares or by the payment of cash based upon the Fair Market Value of a specified number of Shares, in the discretion of the Committee, subject to the terms of the applicable Award Agreement. Unless otherwise determined by the Committee and evidenced in an applicable Award Agreement, any stock certificate evidencing the Shares payable under a Restricted Stock Unit Award will be issued (or cash paid) within an administratively reasonable period after the date on which the Restricted Stock Unit vests so that the payment of Shares qualifies for the short‑term deferral exception under Code Section 409A.

(b)Terms of Restricted Stock Unit Awards. The Committee shall determine the dates on which Restricted Stock Units granted to a Participant shall vest and any specific conditions or performance goals which must be satisfied prior to the vesting of any Award. Notwithstanding other paragraphs in this Section 10, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Stock Units. The acceleration of any Restricted Stock Unit Award shall create no right, expectation or reliance on the part of any other Participant or that Participant regarding any other Restricted Stock Unit Award.

(c)Termination of Service. Unless otherwise determined by the Committee and evidenced in an applicable Award Agreement, upon a Participant’s Termination of Service for any reason, the Participant’s unvested

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Restricted Stock Units as of the date of termination shall be forfeited and any rights the Participant had to such unvested Awards shall become null and void.

(d)Dividends and Other Distributions. Unless otherwise determined by the Committee and evidenced in an applicable Award Agreement, cash dividend equivalents with respect to any Restricted Stock Unit Award and any other property (other than cash) distributed as a dividend or otherwise with respect to the number of Shares covered by a Restricted Stock Unit Award that vests based on achievement of performance goals shall be accumulated and shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock Units with respect to which such cash, Shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

(e)Deferral. Unless expressly permitted by the Committee in the Award Agreement, a Participant does not have any right to make any election regarding the time or form of any payment pursuant to a Restricted Stock Unit Award. To the extent permissible under applicable law, the Committee may permit a Participant to defer payment under a Restricted Stock Unit to a date or dates after the Restricted Stock Unit vests, provided that the terms of the Restricted Stock Unit and any deferral satisfy the requirements to avoid imposition of the “additional tax” under Code Section 409A(a)(1)(B).

(f)Vesting. Unless otherwise determined by the Committee and evidenced in an applicable Award Agreement evidencing an Award, a Restricted Stock Unit shall vest in accordance with Sections 12(a) and 12(b), unless faster vesting is required by the forgoing provisions of this Section 10.

11.	STOCK APPRECIATION RIGHTS

The Committee may, subject to the limitations of the Plan and the availability of Shares reserved but not previously awarded under this Plan, grant Stock Appreciation Rights to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions. A Stock Appreciation Right is an award that entitles the holder to receive an amount equal to the difference between the Fair Market Value of the Shares at the time of exercise of the Stock Appreciation Right and the Exercise Price on the Date of Grant, subject to the provisions of this Section 11.

(a)Exercise Price. The Committee shall determine the Exercise Price of each Stock Appreciation Right. However, the Exercise Price shall not be less than the Fair Market Value of the Common Stock on the Date of Grant.

(b)Terms of Stock Appreciation Rights. The Committee shall determine the term during which a Participant may exercise a Stock Appreciation Right, but in no event may a Participant exercise a Stock Appreciation Right, in whole or in part, more than 10 years from the Date of Grant. The Committee shall also determine the date on which each Stock Appreciation Right, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Stock Appreciation Right. A Stock Appreciation Right may not be exercised for fractional shares. If, on the date when a Stock Appreciation Right would otherwise terminate or expire the Exercise Price of the Stock Appreciation Right is less than the Fair Market Value of the Shares subject to the Stock Appreciation Right on such date but any portion of the Stock Appreciation Right has not been exercised, then the Stock Appreciation Right shall automatically be deemed to be exercised as of such date with respect to such portion. An Award Agreement with respect to a Stock Appreciation Right may also provide for an automatic exercise of the Stock Appreciation Right on an earlier date.

(c)Termination of Service. Unless otherwise determined by the Committee and evidenced in an applicable Award Agreement, upon a Participant’s Termination of Service for any reason other than Termination for Cause, the Participant may exercise only those Stock Appreciation Rights that were immediately exercisable by the Participant at the date of such termination and only for thirty (30) days following the date of such termination, or, if sooner, the expiration of the term of the Stock Appreciation Right.

(d)Extension of Term of Stock Appreciation Right. The period during which a Stock Appreciation Right is to remain exercisable following a Participant’s Termination of Service shall be extended if the exercise of the Stock

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Appreciation Right would violate an applicable Federal, state, local, or foreign law until 30 days after the exercise of the Stock Appreciation Right would no longer violate applicable Federal, state, local, and foreign laws, but not beyond the original term of the Stock Appreciation Right pursuant to Section 11(b).

(e)Settlement. Upon exercise, a Stock Appreciation Right shall be settled in cash or Shares, or both, in the discretion of the Committee, subject to the terms of the applicable Award Agreement.

(f)Vesting. Unless otherwise determined by the Committee and evidenced in an applicable Award Agreement evidencing an Award, a Stock Appreciation Right shall vest in accordance with Sections 12(a) and 12(b), unless faster vesting is required by the forgoing provisions of this Section 11.

12.	VESTING

(a)General. The Committee shall establish the vesting schedule to apply to any Award of Options, Restricted Stock, Restricted Stock Units or Stock Appreciation Rights. Each such Award issued under this Plan’s terms shall have a vesting period of not less than 1 year; provided, however, that, as determined by the Committee in its sole discretion, up to five percent (5%) of the Shares authorized for issuance under Section 5(a) are not required to have such minimum vesting period.

(b)Performance Vesting. The Committee may designate that an Award will become vested based on attainment of designated Performance Goals over a designated Performance Period (a “Performance Award”).

(i)Procedures with Respect to Grants. The Committee shall, in writing, (i) designate one or more Participants to receive Performance Awards, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts to be earned by each Participant for such Performance Period. The Performance Goals and Performance Period for a Performance Award generally shall be selected by the Committee in its sole discretion and, with the exception of Performance Awards issued during the period between May 1, 2018 and July 31, 2018, shall be designated within the first ninety (90) days of the Performance Period.

(ii)Committee Certification. Following the completion of each Performance Period, the Committee shall determine whether the applicable Performance Goals have been achieved for such Performance Period. No Performance Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

(iii)Payment and Limitations. Performance Awards shall be paid on or before the 90th day following both (i) the end of the Performance Period, and (ii) certification by the Committee that the Performance Goals and any other material terms of the Award and the Plan have been satisfied, or as soon thereafter as is reasonably practicable. A Performance Award may be paid in Stock, cash, or a combination of Stock and cash, in the sole discretion of the Committee, which shall be determined in the applicable Award Agreement. If paid in whole or in part in Stock, the Stock shall be valued at Fair Market Value as of the date the Committee directs payments to be made in whole or in part in Stock. However, no fractional shares of Stock shall be issued, and the balance due, if any, shall be paid in cash. The maximum amount which may be paid to any Participant pursuant to one or more Awards under this Section 12 for any single Performance Period shall not exceed the limitations provided in Section 5(b) above.

(iv)Effect on Other Plans and Arrangements. Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

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(c)Effect of “Change in Control.”

(i)Unless otherwise provided in the applicable Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof is terminated without Cause within 12 months after such Change in Control (or such other period set forth in the Award Agreement):

1.    Options and Stock Appreciation Rights outstanding as of the date of such Change in Control (or Termination of Service, if later) will immediately vest upon the Change in Control (or Termination of Service, if later), become fully exercisable, and may thereafter be exercised for two years (or the period of time set forth in the Award Agreement), or, if sooner, the expiration of the term of the Award; and

2.    The restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the Change in Control (or Termination of Service, if later) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested.

For the purposes of this Section 12(b), an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(ii)Unless otherwise provided in the applicable Award Agreement, in the event of a Change in Control, to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then as of the Change in Control:

1.    Those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable;

2.    Restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant; and

3.    Any Award subject to performance criteria shall be prorated based on the performance from the Award Date to the date of the Change in Control. The proration shall be based upon the method set forth in the Award Agreements evidencing the applicable Awards, or if no method is specified, based upon the total number of days during the performance period prior to the Change in Control in relation to the total number of days during the performance period.

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13.	RIGHTS OF PARTICIPANTS

No Participant shall have any rights as a shareholder with respect to any Shares covered by an Award until the date of issuance of a stock certificate for such Common Stock. Nothing contained in this Plan or in any Award Agreement confers on any person any right to continue in the employ or service of the Company or an Affiliate or interferes in any way with the right of the Company or an Affiliate to terminate a Participant’s services.

14.	DESIGNATION OF BENEFICIARY

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails to designate a beneficiary, then the Participant’s estate will be deemed to be the beneficiary.

15.	TRANSFERABILITY OF AWARDS

(a)General Rule. Except as provided in Section 15(b) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported prohibited assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company Group.

(b)Non-Statutory Stock Options and Stock Appreciation Rights. With the approval of the Committee, a Participant may transfer a Non‑Statutory Stock Option or a Stock Appreciation Right for no consideration to or for the benefit of one or more Permitted Transferees subject to such limits as the Committee may establish, and the Permitted Transferee shall remain subject to all the terms and conditions applicable to the Award prior to such transfer. The transfer of an Award pursuant to this Section shall include a transfer of the rights of a Participant under this Plan to consent to certain amendments to the Plan or an Award Agreement and, in the discretion of the Committee, shall also include transfer of ancillary rights associated with the Award.

16.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR A CHANGE OF CONTROL

(a)Adjustment Clause. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other change affecting the outstanding shares of Common Stock as a class without the Company’s receipt of consideration, or other equity restructuring within the meaning of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation (formerly, FASB Statement 123R), appropriate adjustments shall be made to (i) the terms and the number of Shares and/or the Exercise Price per Share of any outstanding Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units, and (ii) the share limitations set forth in Section 5 hereof. The Committee shall also make appropriate adjustments described in (i)-(ii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend. Adjustments, if any, and any determination or interpretations, made by the Committee shall be final, binding and conclusive. Conversion of any convertible securities of the Company shall be deemed to have been effected for adequate consideration. Except as expressly provided herein, no issuance by the Company of shares of any class or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b)Change in Control. If a Change in Control occurs, the Committee may, in its discretion and without limitation:

(i)cancel outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that if shareholders receive consideration other than publicly traded equity securities of the surviving entity, any determination by the Committee that the value of a Stock Option or Stock

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Appreciation Right shall equal the excess, if any, of the value of the consideration being paid for each Share in such transaction over the Exercise Price of such Option or Stock Appreciation Right shall conclusively be deemed valid. Accordingly, if the Exercise Price of the Shares subject to a Stock Option or Stock Appreciation Right exceeds the Fair Market Value of such Shares, then such Stock Option or Stock Appreciation Right may be cancelled without making a payment to the holder of the Stock Option or Stock Appreciation Right);

(ii)substitute other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for Shares subject to outstanding Awards;
(iii)arrange for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company); and

(iv)may, after giving Participants an opportunity to exercise their outstanding Stock Options and Stock Appreciation Rights, terminate any or all unexercised Stock Options and Stock Appreciation Rights. Such termination shall take place as of the date of the Change in Control or such other date as the Committee may specify.

(c)Section 409A Provisions with Respect to Adjustments. Notwithstanding the foregoing: (i) any adjustments made pursuant to this Section to Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the Participant consents otherwise; (ii) any adjustments made to Awards that are not considered “deferred compensation” subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.

17.	TAX WITHHOLDING

The Company or any of its Affiliates is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Shares, or other property) of any applicable taxes required to be withheld by the Company or such Affiliate in respect of the Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under the Award and to take such other action as may be necessary in the opinion of the Company to satisfy all of its obligations for the payment of such taxes. In addition, the Committee may provide, in an Award Agreement, that the Participant may make direct payment of any applicable taxes directly to the Company or may direct the Company to satisfy such Participant’s tax withholding obligations through the withholding of Shares otherwise to be acquired upon the exercise or payment of such Award, but only to the extent such withholding does not cause a charge to the Company’s financial earnings.

18.	CLAWBACK/RECOVERY

All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including, but not limited to, a recovery right in respect of previously acquired shares of Stock and/or a repayment right with respect to previously acquired cash or property, including the proceeds of any shares of Stock received under this Plan’s terms.

19.	AMENDMENT OF THE PLAN AND AWARDS

(a)The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided; however, (i) provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by applicable law or regulation; (ii) except as permitted

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by Section 16, no amendment may increase the share limitations set forth in Section 5 or decrease the minimum Exercise Price for Stock Options or Stock Appreciation Rights set forth in Sections 7(a), 8(a) and 11(a), unless any such amendment is approved by the Company’s shareholders within 12 months before or after such amendment; and (iii) the provisions of Section 19(b) (relating to Option repricing) may not be amended, unless any such amendment is approved by the Company’s shareholders. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such approval or ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

(b)The Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant; provided, however, that repricing of Stock Options or Stock Appreciation Rights shall not be permitted. For this purpose, a repricing means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or Stock Appreciation Right to lower its Exercise Price; (ii) any other action that is treated as a repricing under generally accepted accounting principles; and (iii) canceling an Option or Stock Appreciation Right at a time when its exercise price is equal to or greater than the fair market value of the underlying stock in exchange for cash or for another Option, Stock Appreciation Right or other Award, unless the cancellation and exchange occurs in connection with an event set forth in Section 16. Such cancellation and exchange would be considered a repricing regardless of whether it is treated as a repricing under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

20.	RIGHT OF OFFSET

The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement; provided, however, that no such offset shall be permitted if it would constitute an “acceleration” of a payment hereunder within the meaning of Code Section 409A. This right of offset shall not be an exclusive remedy and the Company’s election not to exercise the right of offset with respect to any amount payable to a Participant shall not constitute a waiver of this right of offset with respect to any other amount payable to the Participant or any other remedy.

21.	ELECTRONIC DELIVERY AND SIGNATURES

(a)Any reference in an Award Agreement or the Plan to a written document includes without limitation any document delivered electronically or posted on the Company’s or an Affiliate’s intranet or other shared electronic medium controlled by the Company or an Affiliate.

(b)The Committee and any Participant may use facsimile and PDF signatures in signing any Award or Award Agreement, in exercising any Option or Stock Appreciation Right, or in any other written document in the Plan’s administration. The Committee and each Participant are bound by facsimile and PDF signatures, and acknowledge that the other party relies on facsimile and PDF signatures.

22.	EFFECTIVE DATE OF PLAN

The Plan shall be effective upon May 8, 2018, if it shall have been approved by at least a majority vote of shareholders voting in person or by proxy with respect to the Plan at a duly held shareholders’ meeting. No Award shall be granted pursuant to the Plan after the tenth (10th) anniversary of the Plan’s effective date.

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23.	TERMINATION OF THE PLAN

The right to grant Awards under the Plan will terminate 10 years after the Effective Date. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant’s rights under an outstanding Award.

24.	APPLICABLE LAW; COMPLIANCE WITH LAWS

The Plan will be administered in accordance with the laws of the state of Delaware and applicable federal law. Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any Shares under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any Shares under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.

25.	PROHIBITION ON DEFERRED COMPENSATION

It is the intention of the Company that no Award shall be “deferred compensation” subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Code Section 409A. Notwithstanding any provision herein to the contrary, any Award issued under the Plan that constitutes a deferral of compensation under a “nonqualified deferred compensation plan” as defined under Code Section 409A(d)(1) and is not specifically designated as such by the Committee shall be modified or cancelled to comply with the requirements of Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto.

26.	NO GUARANTEE OF TAX TREATMENT

Notwithstanding anything herein to the contrary, a Participant shall be solely responsible for the taxes relating to the grant or vesting of, or payment pursuant to, any Award, and none of the Company, the Board of Directors or the Committee (or any of their respective members, officers or employees) guarantees any particular tax treatment with respect to any Award.

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ANNUAL MEETING OF SHAREHOLDERS OF

ADAMS RESOURCES & ENERGY, INC.

May 8, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.adamsresources.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20603040030000000000 9 050818

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

1. Election of Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ T.G. Pressler
- ○ L.E. Bell
- ○ M.A. Earley
- ○ M.E. Brasseux
- ○ R.C. Jenner
- ○ W.R. Scofield

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

	FOR	AGAINST	ABSTAIN
2. Proposal for an Advisory Resolution on Executive Compensation.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR "1 YEAR" ON THE FOLLOWING PROPOSAL:

	1 year	2 years	3 years	ABSTAIN
3. Proposal for an Advisory Resolution on the Frequency of the Shareholders' Advisory Resolution on Executive Compensation.	☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

	FOR	AGAINST	ABSTAIN
4. Proposal for approval of the Adams Resources & Energy, Inc. 2018 Long-Term Incentive Plan.	☐	☐	☐

The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS (1), (2) AND (4) AND FOR 1 YEAR IN PROPOSAL (3) AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS VOTING THE PROXY WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY BE PRESENTED AT THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ADAMS RESOURCES & ENERGY, INC.

ANNUAL MEETING OF SHAREHOLDERS – MAY 8, 2018

PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoint(s) T.G. Pressler and L.E. Bell, and each of them lawful attorneys and proxies of the undersigned with full power of substitution for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Shareholders of the Company to be held at 17 South Briar Hollow Lane, Suite 100, Houston, Texas, 77027 on Tuesday, May 8, 2018 at 11:00 a.m. and any adjournments thereof, and to vote thereat the number of shares the undersigned would be entitled to vote if personally present:

(To be Signed on Reverse Side)

1.1 14475